Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, et al., Debtors.	) ) ) ) ) )	Case No. 05-12801 RGM Jointly Administered Chapter 11

MONTHLY OPERATING REPORT Calendar Month 11/01/05 to 11/30/05

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual      x

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Nancy Hogan, Xybernaut Corp. 12701 Fair Lakes Circle, Suite 550, Fairfax, VA 22033

3. NUMBER OF EMPLOYEES paid during this period:      12_

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No      X_. If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes _x     No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$162,168.60

Collected this Period	33,387.92

Ending Balance	$128,780.68

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 44,972.19 31-60 Days: $ 11165.33 Over 60 Days: $ 135,100.44

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Zygo Industries $4,470. unpaid invoice last of 3 payments due – expect payment in December

Edison Material $120 inv for $5242 pd $5122, balance shipping – contacting client for balance

Walt Disney GSA Beijing Novog Caterpillar CSX Edison Material FEMA	$700 unpaid balance inv $136,228.71 pd 135,528.71 contacting client /balance
$8,764.48 Contacted Gen Serv. Admin payment expected in December
$5,779.90 Contacting client for payment
$875.31 unpaid balance in 70,023.44 pd 69,148.13 checking with client
$11,655 resubmitted invoices — payment expected in December
$372.50 contacted client – expect payment Dec.
$400.00 government prompt payment discount

FlightDeck $4,966.00 Received 1 of 3 payments on 12/2 –for $1652 expect balance in Dec

Norwegian Xperience	$45.75 bank fee – applied to wire payment $96,951.5 Negotiated terms with client – payment by December 24th.

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 146,349.25 31-60 Days: $ 9.95 Over 60 Days: $ 15,569.50

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

James Ralabate $7,097.00 – Disputed

Xperience $4,000.00 – offset against outstanding receivables

Verizon Wireless $9.95 paid 12/2/05

WorldCom	$4472.50 – just received old invoices from vendor

a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes No x . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carry forward.

9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes      x     No      If no, explain:

10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes      X     No      Explain:

NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.

11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759 03/31/05 03/31/06

Liability _	392595 03/31/05 03/31/06

Workers Comp.	1714215 03/31/05 03/31/06

Errors & Omissions 35392595 03/31/05 03/31/06

D&O	ELU08861005 04/14/05 04/14/06

D&O 35529D0205 04/14/05 04/14/06
D&O 35389095BAL 03/31/05 03/31/06

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No      x     Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes      x     No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     No      x     Explain

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:

$      0

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: December 15, 2005	DEBTOR-IN-POSSESSION

Name/Title: /s/Perry L. Nolen, CEO/President	Xybernaurt Corporation

Address: 4203 Milton Street 12701 Fair Lakes Circle, Suite 550 Houston, TX 77005 Fairfax, VA 22033

Phone: 703/654-3591

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, et al., Debtors.	) ) ) ) ) )	Case No. 05-12801 RGM Jointly Administered Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending 11/30/05

Total Disbursements from Operating Account	(See Note 1) ____323,952.52
Total Disbursements from Payroll Account	(See Note 2) ____89,205.59
Total Disbursements from Tax Escrow Account (See Note 3) ________0__

Total Disbursements from any other Account	(See Note 4) ________0__
Grand Total Disbursements from all Accounts		___413,158.11_	(1)

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation, et al. Case Number: 05-12801 Jointly Administered

Xybernaut Corporation Balance Statement

Balance Sheet	2005
XYBERNAUT CORPORATION	November 30
ASSETS

Current assets:
Cash In Banks	54,306
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	128,781
Post Petiton Accounts receivable	191,238
Less AR — Other, Reserve, Contra	(498,813)
Inventory	2,269,866
Prepaid and other current assets	757,386
DTDF – Japan	680,099
DTDF – GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF – China	286,197
DTDF – XSI	(545,173)
DTDF – Korea	293,924
DTDF — RESERVE	(18,000,000)
Total current assets		2,971,525

Fixed assets:
Property and equipment	2139802
Less: accumulated depreciation	-1978184
Total fixed assets		161,618

Other assets:
Investment in subsidiaries	605,584
Patents, net	723,062
Trademarks, net	27,490
Tooling, net	—
Other	153,093
Total other assets		1,509,229

TOTAL ASSETS		4,642,372

LIABILITIES AND EQUITY
Post-Petition Liabilities
Accounts payable	161,929
Accrued restructuring costs	—
Deferred product and warranty revenue	193,416
Accrued Professional fees	955,678
Accrued Purchases	228,231
Salaries/Commissions Payable	113,065
Total Post Petition Liabilities	1,652,319

Case Number 05-12801 (Jointly Administered) Period Ending November 2005 Balance Statement Page 2

Pre-Petition Liabilities
Priority Claims	105,810
Secured Debts	—
Unsecured Debt	1,601,654
Accrued expenses	415,887
Total Pre Petition Liabilities	2,123,351

Total liabilities		3,775,670

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(2,534,998)
Total stockholders’ equity		866,702

TOTAL LIABILITIES AND EQUITY		4,642,372

Acrued Other major items:
General – Miscellaneous	$150,000
Ed & Steve Newman bonus 100,000 shares	$138,000
Stale Checks	$39,234
Vacation Accrual	$60,732
Warranty Reserve	$75,900

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, et al., Debtors.	) ) ) ) )	Case No. 05-12801 RGM Jointly Administered Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month November 1, 2005 to November 30, 2005
(All figures refer to post-petition transactions)

Case Number 05-12801 (Jointly Administered) Period Ending: November 2005 Income Statement Page 1

	Xybernaut Corporation
	Results of Operations
	Ending November 30, 2005
	Current	YTD
	2005	2005
Revenue:

Sales/Income	64,225	890,394
Cost of Sales

Beginning Inventory	2,790,947	12,103,772
Purchase of Inventory / transfers	57,999	182,664
Less ending Inventory	(2,810,111)	(11,639,352)
Direct Labor (Gross Salaries)
Purchased Goods and Services	17,427	124,449
Total Cost of Sales	56,262	771,534

Gross profit	7,963	118,860
Operating Expenses

Officer’s Salaries (Gross)	44,795	154,378
Other Employee Salaries (Gross)	55,610	357,318
Taxes (Payroll: Employer’s Share)	3,332	17,010
Employee Benefits (Insurance, Pension Plan, etc.)	17,522	38,185
Advertising		0
Bad Debts		0
Depreciation & Amortization	50,954	231,405
Corporate Meetings / entertainment		1,106
Insurance (Real Estate)		0
Insurance (Other)	65,503	284,275
Interest (Mortgage, Loans, etc.)		0
Leases (other that Rent)		0
Outside Services & Contractors	552,492	1,157,208
Professional Fees (Attorney, Accountant)	46,755	109,947

Case Number 05-12801 (Jointly Administered) Period Ending November 2005 Income Statement Page 2

Rent and leases	21,534	89,208
Repairs and maintenance	987	3,428
Supplies		0
Taxes (Real Property)	12	42
Taxes (Other)	152	5,901
Telephone	2,744	20,376
Travel	13,520	82,096
Utilities		0
U.S. Trustee quarterly fee		5,000
Other Operating Expenses

Internet / Website	8,598	34,337
Office expense	7,336	27,365
Postage		410
Printing	936	8,289
Public company expense	1,247	8,205
Equipment	(61)	50
Courier/overnight	273	12,011
Customer support		2,440
Penalties (1)	111	3,928
Total Operating Expenses	894,352	2,653,919

Profit/Loss from operations	(886,389)	(2,535,059)

Interest income	(2)	60
Net Income (Loss)	(886,391)	(2,534,999)

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al. Case Number: 05-12801 Jointly Administered

		Cash Reconciliation Report
	Xybernaut Corporation	Accrual Basis
	Calendar Month Ending	November 30, 2005
		Operating/
		Payroll Acct	Totals

(A)	Beginning Cash Balance (A)		264,510
(B)	Net Income		(886,391)
(C)	Non Cash Expenses
	Amortization
	Depreciation		11,524
(C)	Total		11,524

(D)	Cash from Operations (B+C)		(874,867)
	Other Sources (Uses of Cash)
	Decrease (Incr) — Accounts Receivable	141,032
	Decrease (Incr) — Inventory	(19,164)
	Decrease (Incr) — equipment — computers	8,474
	Decrease (Incr) — DTDF (Intercompany)	(6,452)
	Decrease (Incr) — Prepaid Other Current Assets	23,987
	Decrease (Incr) — Other Assets (PATENTS) net	21,487
	Decrease (Incr) — Other Assets (Trademarks) net	2,244
	Decrease (Incr) — Other Assets	12,082
	Increase (Decr) — Accounts Payable	(37,458)
	Increase (Decr) — Accrued Expenses	(60,527)
	Increase (Decr) — Purchase Accrual	(69)
	Increase (Decr) — Accrued P./R Taxes	-
	Increase (Decr) — Accrued Prof Fees	529,248
	Increase (Decr) — Accrued Rent	-
	Increase (Decr) — Accrued Salaries	65,550
	Increase (Decr) — Accrued Sales Taxes	-
	Increase (Decr) — Deferred Restruturing Cost	-
	Increase (Decr) — Deferred product & warranty revenue	(16,724)
(E)	Total Other Sources (uses) of Cash		663,711

(F)	Ending Cash Balance (F = A+D+E)		53,354
(G)	Balance per Bank Statement		113,789
(H)	Less Outstanding Checks		60,435
(I)	Add Deposits in Transit
(J)	Reconciled Bank Balance [J=(G-H)+I]		53,354

In re: Xybernaut Corporation, et al. Case Number: 05-12801 Jointly Administered

CASH RECONCILIATION REPORT
Payroll and Tax Accounts

(Business Debtor, Accrual Basis)
Calendar Month ending: November 2005
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of November that occurred in the combined Operating/Payroll	Payroll	Tax
acct.	Account	Account

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$89,205.59	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

—
__$5,595.46_

(C) Cash Available (C= A+B)	$57,667.13
Cash Disbursements:	—
Gross Payroll for this period $__86,601.24	—
—	3,331.62
Employee Benefits paid	—
Net Payroll Paid	3,331.62_
Transfers to Tax Account	—
Taxes deposited or paid during period	_14,386.88_	—
Employee’s share of FICA Tax	—	—
Employer’s share of FICA Tax	__3,356.57_	—
Employee’s Federal Income Tax	—	—
Employee’s State Income Tax	___ 112.98_	—
Unemployment Tax	—	—
Unrecorded Bank Service Charges	___1,423.33	—
Other: ____________________________	—	—
—	—	—
(D) Total Disbursements (D)	__$89,205.59	—

(E) Ending Cash Balance (E= C-D)	—	—

(F) Balance per Bank Statement (F)	—	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	—	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal